                                  JOHN HANCOCK
                             VARIABLE SERIES TRUST I

                       Supplement dated December 15, 2003
                                       to
                       STATEMENT OF ADDITIONAL INFORMATION
              Dated May 1, 2003 and supplemented September 8, 2003

         This Supplement to the Statement of Additional Information (sometimes referred to herein as the "SAI") is not a prospectus. It is intended that this Supplement be read in conjunction with the SAI and the Prospectus of John Hancock Variable Series Trust I. A copy of the SAI and the Prospectus may be obtained from John Hancock Variable Series Trust I, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, telephone number 1-800-REAL LIFE.

         This Supplement revises the SAI as follows:

1. All references to the phrase "Large Cap Aggressive Growth Fund" are replaced with the phrase "Large Cap Growth B Fund." (This Fund changed its name on December 12, 2003)

2. Section C.10 of the SAI, on page 14, is replaced with the following information:

         10. Investing on a Non-Diversified Basis

         The Large Cap Growth, Large Cap Aggressive Growth, Real Estate Equity, Health Sciences, and Global Bond Funds are "non-diversified" Funds. Non-diversified Funds are less restricted in the extent to which they may invest more than 5% of their assets in any issuer or purchase more than 10% of the voting securities of any issuer. Because a relatively high percentage of a non-diversified Fund's assets may be invested in the obligations of a single issuer or a limited number of issuers, the value of that Fund's shares may be more volatile and more susceptible to any single economic, political, or regulatory event, or to credit and market risks associated with a single issuer, than would the shares of a diversified Fund.

3. Section F.2 of the SAI, beginning on page 30, is revised to reflect the following changes in subadvisers: (a) Independence Investment LLC became a subadviser to the Fundamental Growth Fund and Large Cap Growth B Fund on December 15, 2003; (b) T. Rowe Price Associates, Inc. became a subadviser to the Growth & Income Fund on December 15, 2003; (c) Janus Capital Management, LLC is not a subadviser to the Large Cap Aggressive Growth Fund after December 12, 2003; and (d) Putnam Investment Management, LLC is not a subadviser to the Growth & Income and Fundamental Growth Funds after December 12, 2003.

4. The table of sub-advisory fees in Section F.2 of the SAI, beginning on page 32, is revised to reflect the following changes in the sub-advisory fees that John Hancock pays the subadvisers for the following Funds:

                                      Subadvisory Fees Payable by John Hancock, as a Percentage of Each
              Fund                                     Fund's Average Daily Net Assets
---------------------------------- -------------------------------------------------------------------------
Large Cap Value/C/

Large Cap Growth B                 .30% of first $500 million; .2625% of next $500 million; and .225% on amounts above $1 billion/A/

Growth & Income                    Delete reference to assets managed by Putnam Investment Management,
                                   LLC./B/  Add the following reference to assets managed by T. Rowe Price:
                                   .40% of the first $500 million, .35% on amounts above $500 million/A/C/

Fundamental Growth                 .30% of first $500 million; .2625% of next $500 million; and .225% on amounts above $1 billion/A/

Mid Cap Value/C/

Small Cap Value/C/

International Opportunities/D/

/A/ As of December 15, 2003.
/B/ As of December 12, 2003.
/C/ The subadvisory fees payable by John Hancock to the subadviser may be reduced as agreed to by the parties from time to time. Effective December 15, 2003, T. Rowe Price Associates, Inc. agreed to waive compensation due to it under its respective agreements to the extent necessary to reduce its monthly sub-advisory fees for the Fund by certain percentages. The subadvisory fee reduction is 5% based on the combined levels of Trust assets managed by T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc.
/D/ The subadvisory fees payable by John Hancock to the subadviser may be reduced as agreed to by the parties from time to time. Effective December 15, 2003, T. Rowe Price International, Inc. agreed to waive compensation due to it under its agreement to the extent necessary to reduce its monthly sub-advisory fees for the Fund by certain percentages. The subadvisory fee reduction is 5% based on the combined levels of Trust assets managed by
    T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc.